10.7 Assignment Agreement between DenexCorp(TM)/LVPS MicroFacility, Inc. and LVPS MicroFacility, Inc. ASSIGNMENT

         KNOW ALL THESE MEN BY THESE PRESENTS:

         THIS   ASSIGNMENT   is  made   and   entered   into   by  and   between
DenexCorp(TM)/LVPS MicroFacility, a Nevada corporation, ("Assignor"), and LVPS MicroFacility, a Delaware corporation ("Assignee").

         WITNESSETH: Assignor hereby assigns all of its rights in the Micro-Manufacturing Facility Purchase Agreement dated December 18, 1996 between Assignor and AO "GIRIYEY," a Russian corporation, to Assignee for the consideration of one dollar ($1.00).

         IN WITNESS WHEREOF, I have caused this instrument to be executed effective the 30th day of August, 1999.

                                        "Assignor"
                                        DenexCorp(TM)/LVPS MicroFacility,
                                        a Nevada corporation


                                        /s/:      Ron Patterson
                                        --------------------------------------
                                        Name:     Ron Patterson
                                        Title:    Chief Executive Officer


                                        "Assignee"
                                        LVPS MicroFacility, Inc.,
                                        a Delaware corporation


                                        /s/:      Ross Boling
                                        --------------------------------------
                                        Name:     Ross Boling
                                        Title:    President